                                                                   EXHIBIT 10.46

                SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                      REDUCING REVOLVING CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REDUCING REVOLVING CREDIT AGREEMENT (this "Amendment") dated as of September 25,1996, by and among DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership (the "Borrower"), DYERSBURG CORPORATION, a Tennessee corporation ("Holding Company"), DYERSBURG FABRICS INC., a Tennessee corporation ("DFI"), DFIC, INC., a Delaware corporation ("Investment"; Holding Company, DFI and Investment collectively referred to herein as "Guarantors"), SUNTRUST BANK, ATLANTA (formerly known as Trust Company Bank), a Georgia banking corporation, NATIONAL CITY BANK, KENTUCKY, a national banking association, NBD BANK, an Illinois banking corporation, THE BANK OF TOKYO-MITSUBISHI, LTD., ATLANTA AGENCY, the Atlanta Branch of a Japanese banking association and WACHOVIA BANK OF GEORGIA, N.A., a national banking association (collectively, the "Banks") and SUNTRUST BANK, ATLANTA, in its capacity as agent for the Banks (in such capacity, the "Agent");

                               W I N E S S E T H

                 WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to a certain Second Amended and Restated Reducing Revolving Credit Agreement dated as of April 10, 1996, as amended by that certain First Amendment to Second Amended and Restated Reducing Revolving Credit Agreement dated as of June 25, 1996 (as so amended, the "Credit Agreement"; all terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

         WHEREAS, the Borrower and the Guarantors have requested, and the Banks and the Agent have agreed, to modify the description of the transactions leading to the formation of the Borrower and to allow the amendment of the partnership agreement to accomplish the same, nunc pro tunc, and that such amendment be effective as of April 10, 1996, the deemed effective date of such amendments, as more particularly set forth below;

         NOW, THEREFORE, for and in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. The Second Recital of the Credit Agreement is hereby amended by deleting such recital in its entirety and substituting the following in lieu thereof:

                 "WHEREAS, DFI and the Holding Company have requested that the Agent and the Banks consent to the reorganization of the companies as follows (the "Transaction"):

                          (a) Investment, a wholly-owned subsidiary of DFI, will be incorporated as a Delaware corporation and DFI will contribute approximately eighty percent (80%) of its tangible assets (other than stock of its Subsidiaries) to Investment in exchange for all stock of Investment;

                          (b) the Borrower will be formed as a Tennessee limited partnership with DFI contributing substantially all its tangible assets (other than stock of its Subsidiaries) to the partnership in exchange for a one percent (1%) general partnership interest and a nineteen percent (19%) limited partnership interest in the Borrower and Investment will contribute its intangible assets to the Borrower in exchange for an eighty percent (80%) limited partnership interest;

                          (c) DFI will contribute its nineteen percent (19%) limited partnership interest to Investment as a contribution to capital;

                          (d) UKIC, Inc., a wholly-owned subsidiary of United Knitting, Inc. will be incorporated as a Delaware corporation and United Knitting, Inc. will contribute approximately sixty-five percent (65%) of its tangible and intangible assets (other than stock of its Subsidiaries) to UKIC, Inc. in exchange for all its stock;

                          (e) United Knitting Limited Partnership, I will be formed as a Tennessee limited partnership with United Knitting, Inc. contributing substantially all its tangible assets (other than stock of its Subsidiaries) to the partnership in exchange for a one percent (1%) general partnership interest and a thirty-four percent (34%) limited partnership interest and UKIC, Inc. will contribute its assets to the limited partnership in exchange for a sixty-five percent (65%) limited partnership interest therein (United Knitting Limited Partnership, I, United Knitting, Inc. and UKIC, Inc. collectively referred to herein as the "Affiliate Guarantors");

                          (f) United Knitting, Inc. will contribute its thirty-four percent (34%) limited partnership interest to UKIC, Inc. as a contribution to capital; and

                          (g) In order to simplify the overall corporate structure, United Knitting Acquisition Corp. will be liquidated and dissolved, with its assets transferred to DFI;"

         2. Each of the Banks hereby waives any restriction set forth in the Credit Agreement preventing the execution and delivery of the amendments to the formation documents of the Borrower, the Guarantors or the Affiliate Guarantors attached hereto as Exhibit "A", including without limitation, Section 8.13 of the Credit Agreement.

         3. Each of the Guarantors and the Borrower hereby agrees that nothing herein shall constitute a waiver by the Banks of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Each of the Guarantors and the Borrower represents and warrants to the Banks that as of the date hereof, no Default or Event of Default exists pursuant to the Credit Agreement which is not expressly waived herein. In addition, each of the Guarantors and the Borrower acknowledges and agrees that it has no knowledge of any defenses, counterclaims, offsets or objections in its favor against the Banks with regard to any of the obligations due under the terms of the Credit Agreement as of the date of this Amendment.

         4. Except as expressly amended and modified herein, all terms and covenants and provisions of the Credit Agreement shall remain unaltered and in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as modified herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. Furthermore, pursuant to the terms of the Working Capital Agreement and Letter of Credit Agreement, this Amendment shall automatically amend the provisions of such agreements incorporated by reference therein.

         5. This Amendment shall be effective upon receipt by the Agent of fully executed counterparts of this Amendment in its offices in Atlanta, Georgia.

         6. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

         7. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, notwithstanding any principles regarding conflicts of laws thereof.

         8. This Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.


                                 DYERSBURG FABRICS LIMITED PARTNERSHIP,
                                 I, a Tennessee limited partnership

                                 By: DYERSBURG FABRICS INC., its sole General Partner

                                      By:     /s/
                                              --------------------------------
                                              Title:  Vice President Finance


                                      Attest: /s/
                                              --------------------------------
                                              Title:  Treasurer

                                                             [CORPORATE SEAL]

                                 DYERSBURG CORPORATION

                                 By:      /s/
                                          ------------------------------------
                                          Title:  Vice President Finance

                                 Attest:  /s/
                                          ------------------------------------
                                          Title:  Treasurer

                                                             [CORPORATE SEAL]

                                 DYERSBURG FABRICS INC.

                                 By:      /s/
                                          ------------------------------------
                                          Title:  Vice President Finance

                                 Attest:  /s/
                                          ------------------------------------
                                          Title:  Treasurer

                                                             [CORPORATE SEAL]

                                 DFIC, INC.


                                 By:     /s/
                                         -------------------------------------
                                         Title:  Secretary


                                 Attest:
                                         /s/
                                         -------------------------------------
                                         Title:  Vice President and Treasurer

                                                             [CORPORATE SEAL]

                                 SUNTRUST BANK, ATLANTA


                                 By:     /s/
                                         -------------------------------------
                                         Title:  Vice President


                                 By:     /s/
                                         -------------------------------------
                                         Title:  Banking Officer



                                 NATIONAL CITY BANK, KENTUCKY


                                 By:     /s/
                                         -------------------------------------
                                         Title:  Vice President


                                 NBD BANK


                                 By:     /s/
                                         -------------------------------------
                                         Title: Vice President

                                 THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                 ATLANTA AGENCY


                                 By:     /s/
                                         -------------------------------------
                                         Title:  Assistant Vice President



                                 WACHOVIA BANK OF GEORGIA, N.A.


                                 By:     /s/
                                         -------------------------------------
                                         Title:  Vice President



                                 SUNTRUST BANK, ATLANTA, AS AGENT


                                 By:     /s/
                                         -------------------------------------
                                         Title:  Vice President


                                 By:     /s/
                                         -------------------------------------
                                         Title:  Banking Officer

                CONSENT AND RATIFICATION OF AFFILIATE GUARANTORS

         Each of the undersigned Affiliate Guarantors acknowledges its receipt of and consent to the First Amendment to Second Amended and Restated Reducing Revolving Credit Agreement attached hereto and incorporated herein by this reference and further acknowledges and agrees that nothing contained therein shall release, discharge, modify, change or affect the original liability of the Affiliate Guarantors under the Affiliate Guaranty and each Affiliate Guarantor ratifies and affirms the terms and conditions of the Affiliate Guaranty which remains in full force and effect.

         IN WITNESS WHEREOF, each Affiliate Guarantor has executed this Consent and Ratification under seal as of this 25th day of September, 1996.


                                    UNITED KNITTING, INC.

                                    By:     /s/
                                            ----------------------------------
                                            Jerome M. Wiggins
                                            Treasurer

                                    Attest: /s/
                                            ----------------------------------
                                            Paul Hallock
                                            Assistant Secretary

                                                               [CORPORATE SEAL]


                                    UNITED KNITTING LIMITED PARTNERSHIP, I, a
                                    Tennessee limited partnership

                                    BY:     UNITED KNITTING, INC., ITS SOLE
                                            GENERAL PARTNER

                                    By:     /s/
                                            ----------------------------------
                                            Jerome M. Wiggins
                                            Treasurer

                                    Attest: /s/
                                            ----------------------------------
                                            Paul Hallock
                                            Assistant Secretary


                                                             [CORPORATE SEAL]

                                    UKIC, INC.


                                    By:     /s/
                                            ----------------------------------
                                            Barbara Steen
                                            Secretary


                                    Attest: /s/
                                            ----------------------------------
                                            Title: Vice President & Treasurer

                                                            [CORPORATE SEAL]

                                   EXHIBIT A

                                                 THIS INSTRUMENT PREPARED BY:
                                                 BASS, BERRY & SIMS PLC
                                                 2700 First American Center
                                                 Nashville, Tennessee 37238

                                AMENDMENT TO
                         ASSIGNMENT AND BILL OF SALE

     WHEREAS, United Knitting, Inc., a Tennessee corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of UKIC, Inc., a Delaware corporation ("UKIC"); and

     WHEREAS, the Company and UKIC desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Company and UKIC agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Company and UKIC agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and UKIC have caused this instrument to be executed this the __ day of September, 1996.

                                     UNITED KNITTING, INC.

                                     By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                     Title:
                                           -------------------------


                                     UKIC, INC.

                                     By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                     Title:
                                           -------------------------

STATE OF                       )
         ----------------------
COUNTY OF                      )
         ----------------------



     Personally appeared before me, the undersigned, a Notary Public, _______________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the __________ of United Knitting, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          --------------------------
                                          Notary Public


My Commission Expires:

----------------------

STATE OF                       )
         ----------------------
COUNTY OF                      )
         ----------------------



     Personally appeared before me, the undersigned, a Notary Public, _________________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the ____________ of UKIC, a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          --------------------------
                                          Notary Public


My Commission Expires:

----------------------

                                 SCHEDULE A

     Accounts receivable with a value of $6,219,954 and inventories and supplies with a value of $4,178,121.

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238


                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, United Knitting, Inc., a Tennessee corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of UKIC, Inc., a Delaware corporation ("UKIC"); and

     WHEREAS, the Company and UKIC desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the UKIC, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Company and UKIC agree that the granting language of the Original Assignment shall be deleted in its entirety and that the following shall be substituted therefor:

     FOR VALUE RECEIVED, the undersigned, the Company, does hereby sell, convey, transfer, assign and deliver unto UKIC, the Company's thirty-four percent (34%) limited partnership interest in United Knitting Limited Partnership, I, a Tennessee limited partnership.

     2. Effective Date. The Company and UKIC agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and UKIC have caused this instrument to be executed this the __ day of September, 1996.


                                    UNITED KNITTING, INC.

                                    By:
                                       ----------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                    UKIC, INC.


                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------

STATE OF TENNESSEE   )
COUNTY OF DYER       )


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of United Knitting, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          ------------------------
                                          Notary Public


My Commission Expires:

----------------------

STATE OF                   )
         ------------------
COUNTY OF                  )
          -----------------

     Personally appeared before me, the undersigned, a Notary Public, _________________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of UKIC, Inc., a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.



                                          ------------------------
                                          Notary Public


My Commission Expires:


----------------------

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, United Knitting, Inc., a Tennessee Corporation, ("the Company") executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor United Knitting Limited Partnership, I (the "Partnership"); and

     WHEREAS, the Company executed an Assignment and Bill of Sale (the "Assignment to UKIC") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of UKIC, Inc., a Delaware corporation ("UKIC"); and

     WHEREAS, the Company and UKIC desire to amend the Assignment to UKIC to reflect certain changes nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996; and

     WHEREAS, the Company and the Partnership desire to amend the Original Assignment nunc pro tunc to clarify that it pertains to property of the Company after giving effect to the foregoing Assignment to UKIC, as amended, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Partnership and the Company agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and the Partnership have caused this instrument to be executed this the __ day of September, 1996.


                                   UNITED KNITTING, INC.

                                   By:
                                      -----------------------------------

                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

                                   UNITED KNITTING LIMITED PARTNERSHIP, I

                                   By:
                                      -----------------------------------
                                   Name:
                                        ---------------------------------
                                   Title:
                                         --------------------------------

STATE OF TENNESSEE   )
COUNTY OF DYER       )


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of United Knitting, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                        ---------------------------
                                        Notary Public


My Commission Expires:


----------------------



STATE OF                      )
         ---------------------
COUNTY OF                     )
         ---------------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of UNITED KNITTING INC., the general partner of UNITED KNITTING LIMITED PARTNERSHIP, I, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.


                                        -------------------------------------
                                        Notary Public
My Commission Expires:

                                   SCHEDULE A

     All assets of the Company except goodwill, stock of UKIC, partnership interest in the Partnership, trademarks, service marks and patents, organizational costs, accounts receivable from Dyersburg Fabrics Inc. and a 1987 Model HINO Truck.

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                 OF DYERSBURG FABRICS LIMITED PARTNERSHIP, I

     WHEREAS, Dyersburg Fabrics, Inc., a Tennessee corporation, as general partner (the "General Partner"), and the limited partners listed on Annex A hereto (the "Limited Partners" and individually a "Limited Partner")(the General Partner and any Limited Partner are referred to herein collectively as the "Partners") executed an Agreement of Limited Partnership of Dyersburg Fabrics Limited Partnership, I effective February 26, 1996 (the "Original Partnership Agreement"); and

     WHEREAS, the Partners desire to amend and restate such Original Partnership Agreement nunc pro tunc, to reflect the terms and conditions contained herein; and

     WHEREAS, the Partners desire that the effective date of this Amended and Restated Agreement shall be February 26, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners, intending to be legally bound, agree that the Original Partnership Agreement shall be amended and restated as follows:

     1.  Amendments.  (a) The Partnership and the Company agree that Section
4.3 to the Original Partnership Agreement shall be deleted in its entirety and that the following shall be substituted therefor:

     4.3 Transfer of Interests. Except for the transfer of the nineteen percent (19%) Limited Partnership Interest held by the General Partner to DFIC, Inc., no Partnership Interest of a Partner shall be transferred, in whole or in part, nor may any purported transferee of any Partnership Interest of a Partner be admitted as a substitute Partner. The term "transfer," when used in this Agreement with respect to a Partnership Interest, includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition.

(b) The Partnership and the Company agree that Annex A to the Original Partnership Agreement shall be deleted in its entirety and that Annex A attached hereto shall be substituted therefor; and that Annex B to the Original Partnership Agreement shall be deleted in its entirety and that Annex B attached hereto shall be substituted therefor.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     3. No Other Changes. The Partners agree that, except for the amendments made hereby, the Original Partnership Agreement shall continue in full force and effect.

     THIS AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") was executed by the Partners, this the __ day of September, 1996.




                                      GENERAL PARTNER:

                                      DYERSBURG FABRICS INC.,
                                      a Tennessee corporation


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                      LIMITED PARTNERS:

                                      DFIC, INC.,
                                      a Delaware corporation


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                   ANNEX A

                       PARTNERS AND PERCENTAGE INTERESTS




                                                    Percentage
       Partner                                       Interest
       -------                                       --------
Dyersburg Fabrics Inc.,                                1.0%
 as General Partner

Dyersburg Fabrics Inc.,                               19.0%
 as a Limited Partner

DFIC, Inc.,
 as a Limited Partner                                 80.0%
                                                     -----


                          Total                      100.0%

                                    ANNEX B


                       CAPITAL CONTRIBUTIONS BY PARTNERS


     Partner                             Initial Contribution
     -------                             --------------------

Dyersburg Fabrics Inc.,               The assets set forth on
 as General Partner                   Schedule B attached hereto
 and Limited Partner


DFIC, Inc.,                           Accounts receivable valued at
 as Limited Partner                   $12,000,000



                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, DFIC, Inc., a Delaware corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of Dyersburg Fabrics Limited Partnership, I (the "Partnership"); and

     WHEREAS, the Company and the Partnership desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Partnership and the Company agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and the Partnership have caused this instrument to be executed this the __ day of September, 1996.

                                        DFIC, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        DYERSBURG FABRICS LIMITED PARTNERSHIP, I

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

STATE OF                    )
        --------------------
COUNTY OF                   )
         -------------------


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of DFIC, Inc., a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          -------------------------
                                          Notary Public


My Commission Expires:


----------------------



STATE OF                    )
        --------------------
COUNTY OF                   )
         -------------------


     Personally appeared before me, ______________________, a Notary Public, ______________________, with whom I am personally acquainted, who acknowledged that ___________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the _________________________ of DYERSBURG FABRICS INC., the general partner of DYERSBURG FABRICS LIMITED PARTNERSHIP, I, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ______ day of _____________, 1996.



                                          -------------------------
                                          Notary Public


My Commission Expires:


----------------------

                                   SCHEDULE A

  Accounts receivable with a value of $12,000,000

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                         ASSIGNMENT AND BILL OF SALE

     WHEREAS, Dyersburg Fabrics, Inc., a Tennessee corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of DFIC, Inc., a Delaware corporation ("DFIC"); and

     WHEREAS, the Company and DFIC desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the DFIC, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Company and DFIC agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Company and DFIC agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and DFIC have caused this instrument to be executed this the __ day of September, 1996.

                                          DYERSBURG FABRICS, INC.

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                          DFIC, Inc.

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

STATE OF TENNESSEE      )
COUNTY OF DYER          )


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of Dyersburg Fabrics, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                           ------------------------
                                           Notary Public


My Commission Expires:


----------------------



STATE OF                    )
         -------------------
COUNTY OF                   )
          ------------------


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of DFIC, Inc., a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                           ------------------------
                                           Notary Public


My Commission Expires:


----------------------

                                   SCHEDULE A

   Accounts receivable with a value of $12,000,000

                                                    This instrument prepared by:
                                                    BASS, BERRY & SIMS PLC
                                                    2700 First American Center
                                                    Nashville, Tennessee 37238

                                  AMENDMENT TO
                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     WHEREAS, Dyersburg Fabrics, Inc., a Tennessee corporation ("DFI") and Dyersburg Fabrics Limited Partnership, I, a Tennessee limited partnership ("DFLP") executed an Assignment and Assumption Agreement on the 10th day of April, 1996 (the "Original Assignment and Assumption Agreement"); and

     WHEREAS, DFI and DFLP desire to amend the foregoing Original Assignment and Assumption Agreement nunc pro tunc, and that such amendments be effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFI and DFLP, intending to be legally bound, agree that the Original Assignment and Assumption Agreement shall be amended and restated as follows:

     1. Amendment. DFI and DFLP agree that Section 1(b) of the Original Assignment and Assumption Agreement shall be deleted in its entirety and that the following shall be substituted therefor:

           b. For valid business, DFI proposes to consummate the following transactions, (the "Transaction"): DFI will incorporate DFIC, Inc., a Delaware corporation ("DFIC") and acquire all of DFIC's stock in consideration of a transfer and/or assignment of DFI's accounts receivable in the amount of $12,000,000, property equal to 80% of the value of DFI's assets. DFI and DFIC will form DFLP. Initially, DFI will transfer tangible assets and DFIC will transfer its intangible assets (other than capital stock of their respective subsidiaries) to DFLP, with DFI receiving a 1% interest as a general partner and a 19% interest as a limited partner, and DFIC receiving a 80% interest as a limited partner. After the initial transfers to DFLP, DFI will transfer its 19% limited partnership interest in DFLP to DFIC.

     2. Effective Date. DFI and DFLP agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, DFI and DFLP have caused this Amendment to Assignment and Assumption Agreement to be executed this the ___ day of September, 1996.

                                          DYERSBURG FABRICS, INC.


                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          DYERSBURG FABRICS LIMITED
                                          PARTNERSHIP, I

                                          By:  Dyersburg Fabrics, Inc., General
                                               Partner


                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------

STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of DYERSBURG FABRICS, INC., a corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.


                                           ------------------------------------
                                           Notary Public
My Commission Expires:


----------------------



STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of DYERSBURG FABRICS, INC., the general partner of DYERSBURG FABRICS LIMITED PARTNERSHIP, I, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.



                                           ------------------------------------
                                           Notary Public
My Commission Expires:


----------------------

                                                    THIS INSTRUMENT PREPARED BY:
                                                    BASS, BERRY & SIMS PLC
                                                    2700 First American Center
                                                    Nashville, Tennessee 37238


                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, Dyersburg Fabrics, Inc., a Tennessee corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of DFIC, Inc., a Delaware corporation ("DFIC"); and

     WHEREAS, the Company and DFIC desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the DFIC, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Company and DFIC agree that the granting language of the Original Assignment shall be deleted in its entirety and that the following shall be substituted therefor:

     FOR VALUE RECEIVED, the undersigned, the Company, does hereby sell, convey, transfer, assign and deliver unto DFIC, the Company's nineteen percent (19%) limited partnership interest in Dyersburg Fabrics Limited Partnership, I, a Tennessee limited partnership.

     2. Effective Date. The Company and DFIC agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and DFIC have caused this instrument to be executed this the __ day of September, 1996.


                                        DYERSBURG FABRICS, INC.

                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                        DFIC, INC.

                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

STATE OF TENNESSEE  )
COUNTY OF DYER      )


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of Dyersburg Fabrics, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                            -------------------------
                                            Notary Public


My Commission Expires:

----------------------

STATE OF                       )
         ----------------------
COUNTY OF                      )
         ----------------------

     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of DFIC, Inc., a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                            -------------------------
                                            Notary Public


My Commission Expires:

----------------------

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, Dyersburg Fabrics, Inc., a Tennessee Corporation, ("the Company") executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor Dyersburg Fabrics Limited Partnership, I (the "Partnership"); and

     WHEREAS, the Company executed an Assignment and Bill of Sale (the "Assignment to UKIC") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of DFIC, Inc., a Delaware corporation ("DFIC"); and

     WHEREAS, the Company and DFIC desire to amend the Assignment to DFIC to reflect certain changes nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996; and

     WHEREAS, the Company and the Partnership desire to amend the Original Assignment nunc pro tunc to clarify that it pertains to property of the Company after giving effect to the foregoing Assignment to DFIC, as amended, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Partnership and the Company agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and the Partnership have caused this instrument to be executed this the __ day of September, 1996.


                                      DYERSBURG FABRICS, INC.


                                      By:
                                         --------------------------------------

                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      DYERSBURG FABRICS  LIMITED PARTNERSHIP, I


                                      By:  Dyersburg Fabrics, Inc., General
                                           Partner

                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the __________of Dyersburg Fabrics, Inc., a Tennessee corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          ----------------------
                                          Notary Public


My Commission Expires:


----------------------

STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of Dyersburg Fabrics, Inc., the general partner of Dyersburg Fabrics Limited Partnership, I, a Tennessee limited partnership, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                          ----------------------
                                          Notary Public


My Commission Expires:


----------------------

                                   SCHEDULE A

     All assets of the Company except goodwill, stock of United Knitting, Inc. and DFIC, Inc., partnership interest in the Partnership, trademarks, service marks and patents, deferred tax benefits, life insurance policies, cash in the amount of $300,000 and the following:



VEHICLE                                         ASSET NUMBER
-------                                         ------------
1989 GMC pickup S #2GT                          51297-000

1981 GMC Truck Model TC10703 PIC                50974-000

1989 Chevy Pickup S #1GCD                       6053-000

1989 GMC Pickup S #2GR                          6248-000

1984 Trailmobile Trailer                        6249-000

1984 Trailmobile Trailer                        6250-000

International 4900 Spotter Truck                6980-000

1994 International Model 8200 Tractor           7218-000

1985 Lufkin 48x102 Van/Trailer                  7277-000

1985 Lufkin 48x102 Van/Trailer                  7278-000

1985 Lufkin 48x102 Van/Trailer                  7279-000

1985 Lufkin 48x102 Van/Trailer                  7280-000

1985 Lufkin 48x102 Van/Trailer                  7281-000

1985 Lufkin 48x102 Van/Trailer                  7282-000

1995 Dorsey 48' Van Trailer                     7584-000

1972 GMC 1 1/2 Ton Truck                        2942-000

1963 Ford F70 Truck                             2943-000

1979 Chevy 2 Ton C66 Truck                      4152-000

Uniloader Wynnburg Trailer                      4315-000

1970 Chevy C70 Truck                            4679-000

Ford F-10 Truck S #2FTCF10E2CCA8                4729-000

1973 Truck                                      4900-000

Chevrolet 7-Series Diesel Truck                 5519-000

Ford Model CL-45 Skip Tractor                   5520-000

                                                   This instrument prepared by:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     WHEREAS, United Knitting, Inc., a Tennessee corporation ("UKI") and United Knitting Limited Partnership, I, a Tennessee limited partnership ("UKLP") executed an Assignment and Assumption Agreement on the 10th day of April, 1996 (the "Original Assignment and Assumption Agreement"); and

     WHEREAS, UKI and UKLP desire to amend the foregoing Original Assignment and Assumption Agreement nunc pro tunc, and that such amendments be effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, UKI and UKLP, intending to be legally bound, agree that the Original Assignment and Assumption Agreement shall be amended and restated as follows:

     1. Amendment. UKI and UKLP agree that Section 1(b) of the Original Assignment and Assumption Agreement shall be deleted in its entirety and that the following shall be substituted therefor:

           b. For valid business, UKI proposes to consummate the following transactions, (the "Transaction"): UKI will incorporate UKIC, Inc., a Delaware corporation ("UKIC") and acquire all of UKIC's stock in consideration of a transfer and/or assignment of UKI's accounts receivable in the amount of $6,219,954 and inventory and supplies in the amount of $4,178,121, property equal to 65% of the value of UKI's assets. UKI and UKIC will form UKLP. Initially, UKI will transfer tangible assets and UKIC will transfer a combination of tangible and intangible assets (other than capital stock of their respective subsidiaries) to UKLP, with UKI receiving a 1% interest as a general partner and a 34% interest as a limited partner, and UKIC receiving a 65% interest as a limited partner. After the initial transfers to UKLP, UKI will transfer its 34% limited partnership interest in UKLP to UKIC.

     2. Effective Date. UKI and UKLP agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, UKI and UKLP have caused this Amendment to Assignment and Assumption Agreement to be executed this the ___ day of September, 1996.

                                         UNITED KNITTING, INC.


                                         By:
                                            --------------------------------
                                         Title:
                                               -----------------------------

                                         UNITED KNITTING LIMITED
                                         PARTNERSHIP, I

                                         By:  United Knitting Inc., General
                                              Partner


                                         By:
                                            --------------------------------
                                         Title:
                                               -----------------------------

STATE OF                  )
        ------------------
COUNTY OF                 )
         -----------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of UNITED KNITTING INC., a corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.


                                            -------------------------------
                                            Notary Public
My Commission Expires:


-------------------------


STATE OF                  )
        ------------------
COUNTY OF                 )
         -----------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of UNITED KNITTING INC., the general partner of UNITED KNITTING LIMITED PARTNERSHIP, I, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.


                                            -------------------------------
                                            Notary Public
My Commission Expires:


-------------------------

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                          ASSIGNMENT AND BILL OF SALE

     WHEREAS, UKIC, Inc., a Delaware corporation (the "Company"), executed an Assignment and Bill of Sale (the "Original Assignment") dated April 10, 1996, effective as of the 26th day of February, 1996 in favor of United Knitting Limited Partnership, I (the "Partnership"); and

     WHEREAS, the Company and the Partnership desire to amend the Original Assignment as set forth herein nunc pro tunc, and that such amendment be deemed effective as of the 26th day of February, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Partnership, intending to be legally bound, agree that the Original Assignment shall be amended and restated as follows:

     1. Amendment. The Partnership and the Company agree that Schedule A to the Original Assignment shall be deleted in its entirety and that Schedule A attached hereto shall be substituted therefor.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     IN WITNESS WHEREOF, the Company and the Partnership have caused this instrument to be executed this the __ day of September, 1996.

                                       UKIC, INC.

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                       UNITED KNITTING LIMITED PARTNERSHIP, I

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, the undersigned, a Notary Public, ________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _____ of UKIC, Inc., a Delaware corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ___ day of September, 1996.


                                            ----------------------
                                            Notary Public


My Commission Expires:


----------------------


STATE OF                   )
        -------------------
COUNTY OF                  )
         ------------------


     Personally appeared before me, ________________________, a Notary Public, ________________________, with whom I am personally acquainted, who acknowledged that ____________ executed the within instrument for the purposes therein contained, and who further acknowledged that ____________ is the ________________________ of UNITED KNITTING INC., the general partner of UNITED KNITTING LIMITED PARTNERSHIP, I, and is authorized by the corporation to execute this instrument on behalf of the corporation.

     WITNESS my hand, at office, this ____________ day of ____________, 1996.



                                            ----------------------
                                            Notary Public


My Commission Expires:


----------------------

                                   SCHEDULE A

     Accounts receivable with a value of $6,219,954 and inventories and supplies with a value of $4,178,121.

                                                   THIS INSTRUMENT PREPARED BY:
                                                   BASS, BERRY & SIMS PLC
                                                   2700 First American Center
                                                   Nashville, Tennessee 37238

                                  AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                  OF UNITED KNITTING LIMITED PARTNERSHIP, I

     WHEREAS, United Knitting, Inc., a Tennessee corporation, as general partner (the "General Partner"), and the limited partners listed on Annex A hereto (the "Limited Partners" and individually a "Limited Partner")(the General Partner and any Limited Partner are referred to herein collectively as the "Partners") executed an Agreement of Limited Partnership of United Knitting Limited Partnership, I effective February 26, 1996 (the "Original Partnership Agreement"); and

     WHEREAS, the Partners desire to amend and restate such Original Partnership Agreement nunc pro tunc, to reflect the terms and conditions contained herein; and

     WHEREAS, the Partners desire that the effective date of this Amended and Restated Agreement shall be February 26, 1996;

     NOW, THEREFORE, for and in consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners, intending to be legally bound, agree that the Original Partnership Agreement shall be amended and restated as follows:

     1.  Amendments.  (a) The Partnership and the Company agree that Section
4.3 to the Original Partnership Agreement shall be deleted in its entirety and that the following shall be substituted therefor:

           4.3 Transfer of Interests. Except for the transfer of the thirty-four percent (34%) Limited Partnership Interest held by the General Partner to UKIC, Inc., no Partnership Interest of a Partner shall be transferred, in whole or in part, nor may any purported transferee of any Partnership Interest of a Partner be admitted as a substitute Partner. No Partnership Interest of a General Partner shall be transferred, in whole or in part, or any purported transferee of a General Partner be admitted as a substitute General Partner. The term "transfer," when used in this Agreement with respect to a Partnership Interest, includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition.

(b) The Partnership and the Company agree that Annex A to the Original Partnership Agreement shall be deleted in its entirety and that Annex A attached hereto shall be substituted therefor; and that Annex B to the Original Partnership Agreement shall be deleted in its entirety and that Annex B attached hereto shall be substituted therefore.

     2. Effective Date. The Partnership and the Company agree that the amendment made hereby shall be deemed effective as of February 26, 1996.

     3. No Other Changes. The Partners agree that, except for the amendments made hereby, the Original Partnership Agreement shall continue in full force and effect.

     THIS AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") was executed by the Partners, this the __ day of September, 1996.


                                       GENERAL PARTNER

                                       UNITED KNITTING, INC.

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

                                       LIMITED PARTNERS

                                       UKIC, INC.

                                       By:
                                          ----------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

                                    ANNEX A

                       PARTNERS AND PERCENTAGE INTERESTS




                                                Percentage
        Partner                                  Interest
        -------                                  --------
United Knitting, Inc.,                             1.0%
 as General Partner

United Knitting, Inc.,                            34.0%
 as a Limited Partner

UKIC, Inc.,
 as a Limited Partner                             65.0%
                                                 -----


                         Total                   100.0%

                                    ANNEX B


                       CAPITAL CONTRIBUTIONS BY PARTNERS






       Partner                            Initial Contribution
       -------                            --------------------

United Knitting, Inc.,              The assets set forth on
 as General Partner                 Schedule B attached hereto
 and Limited Partner


UKIC, Inc.                          Accounts receivable valued at
 as Limited Partner                 $6,219,954; Inventories and supplies
                                    valued at $4,178,121